UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 27, 2018

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of Principal Executive Offices) (zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On March 27, 2018, Invitae Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom J.P. Morgan Securities LLC and Cowen and Company, LLC are acting as representatives, relating to the public offering of 11,111,111 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at an offering price to the public of $4.50 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,666,666 shares of Common Stock. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-211368), previously filed with the Securities and Exchange Commission, including the related prospectus, dated June 20, 2016, as supplemented by the prospectus supplement dated March 27, 2018. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Underwriting Agreement.

The Company has updated its disclosures. The disclosures are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the Company’s strategy; the Company’s accelerated business plan, including expectations regarding future partnerships, acquisitions and networks; future growth and the keys to such growth; continued investment in the Company’s business; future operations; the anticipated use of proceeds from the public offering; future operating results and expense levels; and the prospects, plans and objectives of management are forward-looking statements. The Company has based these forward-looking statements on the Company’s current expectations and projections about future events and trends that the Company believes may affect the Company’s financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial requirements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: risks associated with the Company’s ability to develop and commercialize new tests and expand into new markets; the Company’s ability to use rapidly changing genetic data to interpret test results accurately, consistently and quickly; the Company’s history of losses; the Company’s need to scale the Company’s infrastructure in advance of demand for the Company’s tests and the Company’s ability to increase demand for the Company’s tests; the Company’s ability to drive revenue; the Company’s ability to successfully operationalize payer contracts; the Company’s ability to achieve and maintain positive cash flows and to execute the Company’s strategy to create a profitable long-term business; the risk that the Company may not obtain or maintain sufficient levels of reimbursement for the Company’s tests; laws and regulations applicable to the Company’s business, including potential regulation by the Food and Drug Administration; the risk that Medicare and other payers may change the pricing or other terms for reimbursement, or not reimburse for the Company’s tests in the future; the Company’s ability to compete; and the other risks set forth in the Company’s filings with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated as of March 27, 2018 among the Company and J.P. Morgan Securities LLC and Cowen and Company, LLC, as representatives of the several underwriters.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITAE CORPORATION

Date: April 2, 2018	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer